Consent of Ernst & Young Kft

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Dynamic I-T, Inc. dated July 12, 2001.

                                              Ernst & Young Kft


                                              /s/ Ernst & Young
                                              ----------------------------------

Budapest, Hungary